UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 12, 2018

Conifer Holdings, Inc.
(Exact name of registrant as specified in its charter)

001-37536	27-1298795
(Commission File Number)	(IRS Employer Identification No.)

550 West Merrill Street, Suite 200, Birmingham, MI 48009
(Address of principal executive offices and zip code)

(248) 559-0840
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.  Entry into a Material Definitive Agreement.

As previously disclosed, on September 19, 2018, Conifer Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Boenning & Scattergood, Inc., as representative of the several underwriters listed in Schedule I thereto (the “Underwriters”), in connection with the Company’s issuance, offer and sale of $22,000,000 aggregate principal amount 6.75% senior unsecured notes due 2023 (the “Notes”). Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional $3,300,000 aggregate principal amount of Notes (the “Over-Allotment Option”).

Also as previously disclosed, on September 24, 2018, the Company and Wilmington Trust, National Association (the “Trustee”) entered into an Indenture (the “Base Indenture”) and a First Supplemental Indenture, which was amended by the Amendment to First Supplemental Indenture (the “Amendment”) on October 12, 2018 (as amended, the “Supplemental Indenture”, and with the Base Indenture, the “Indenture”) relating to the Company’s issuance of the Notes.

On October 12, 2018, the Company completed the offering and sale of an additional $3,300,000 aggregate principal amount of Notes (the “Additional Notes”) pursuant to the Underwriters’ exercise in full of the Over-Allotment Option. The Company issued the Additional Notes under the Indenture, and the material terms of the Additional Notes are identical to the material terms of the $22,000,000 aggregate principal amount of Notes issued and sold by the Company on September 24, 2018, as described in Item 1.01 of the Current Report on Form 8-K filed by the Company on that date, which is incorporated herein by reference.

The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, the Base Indenture, the Supplemental Indenture, the Amendment, and the Form of Note, copies of which are attached as Exhibits 1.1, 4.1, 4.2, 4.3 and 4.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 8.01   Other Events.

On October 12, 2018, the Company issued a press release announcing the exercise and closing of the Over-Allotment Option. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.  Information contained on or accessible through any website reference in the press release is not part of, or incorporated by reference in, this Current Report on Form 8-K, and the inclusion of such website addresses in this Current Report on Form 8-K by incorporation by reference of the press release is as inactive textual references only.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

1.1
Underwriting Agreement dated September 19, 2018 by and between the Company and Boenning & Scattergood, Inc., as representative of the underwriters (incorporated by reference to the Company’s Current Report on Form 8-K, filed on September 24, 2018)

4.1
Indenture dated September 24, 2018, by and between the Company and Wilmington Trust, National Association, as trustee (incorporated by reference to the Company’s Current Report on Form 8-K, filed on September 24, 2018)

4.2
First Supplemental Indenture dated September 24, 2018, by and between the Company and Wilmington Trust, National Association, as trustee (incorporated by reference to the Company’s Current Report on Form 8-K, filed on September 24, 2018)

4.3
Amendment to First Supplemental Indenture dated October 12, 2018, by and between the Company and Wilmington Trust, National Association, as trustee (incorporated by reference to the Company’s Current Report on Form 8-K, filed on October 12, 2018)

4.4	Form of Note
99.1	Press Release dated October 12, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conifer Holdings, Inc.

Dated: October 12, 2018

	By:	/s/ Brian J. Roney
Brian J. Roney
President